UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

May 27, 2011

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8799 Brooklyn Blvd., Minneapolis, Minnesota		55445
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01. Other Events.

Since May 27, 2011, the Company has made the following purchases pursuant to its Share Repurchase Plan.

Purchase Date	Shares Purchased	Per Share Purchase Price

May 27, 2011	1,848	$ 4.	33
June 9, 2011	5,000	$ 4.	11
June 10, 2011	1,600	$ 4.	11
June 16, 2011	50,000	$ 3.	85

Together with these purchases, the Company has now purchased a total 2,038,284 shares totaling $12,896,075. As previously announced, the Share Repurchase Plan authorizes the Company to purchase up to $15,000,000 of its common stock on or before January 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc
(Registrant)

Date: June 16, 2011	By	/s/ Scott F. Drill
Scott F. Drill, President and Chief Executive Officer